Registration No. 33-11371

1940 Act File No. 811-4982

Filed Pursuant to Rule 497(e)

HEARTLAND GROUP, INC.

Heartland Select Value Fund

Investor (HRSVX)

Institutional (HNSVX)

Heartland Mid Cap Value Fund

Investor (HRMDX)

Institutional (HNMDX)

Heartland Value Plus Fund

Investor (HRVIX)

Institutional (HNVIX)

Heartland Value Fund

Investor (HRTVX)

Institutional (HNTVX)

Supplement dated January 2, 2020 to the

Statement of Additional Information dated May 1, 2019

Change in Director and Officer

Effective December 31, 2019, William (“Bill”) J. Nasgovitz retired from the Board of Directors (the “Board”) of Heartland Group, Inc. (“Heartland Funds” or the “Funds”) and accordingly, resigned as President and Director of Heartland Funds.

Effective January 1, 2020, the Board has appointed William (“Will”) R. Nasgovitz to serve as President and Director of Heartland Funds.

Accordingly, all references to Mr. Bill Nasgovitz as President and Director of Heartland Funds are hereby removed.

In addition, with respect to the “Interested Directors and Officers of the Fund” section on page 42, the information related to Mr. Bill Nasgovitz is deleted, and the information related to Mr. Will Nasgovitz is deleted and replaced with the following:

Name, Address and Age	Position(s) Held with Heartland	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Heartland Funds Overseen by Director	Other Directorships Held by Director(2)

William (“Will”) R. Nasgovitz(3)(4) 789 North Water Street, Suite 500 Milwaukee, WI 53202 Birthdate: 04/78	President and Director Chief Executive Officer	Since 01/20 Since 05/12	Chief Executive Officer and Portfolio Manager, Heartland Advisors, Inc., since January 2013; Senior Vice President and Portfolio Manager, Heartland Advisors, Inc., 2012; Director, Heartland Advisors, Inc., since November 2010; Vice President and Portfolio Manager, Heartland Advisors, Inc., 2006 to 2011; Research Analyst, Heartland Advisors, Inc., 2004 to 2006; Research Associate, Heartland Advisors, Inc., 2003 to 2004; Senior Research Associate, Cambridge Associates, LLC, 2000 to 2002.	4	N/A
(1)	Officers of Heartland serve one-year terms, subject to annual reappointment by the Board of Directors. Directors of Heartland serve a term of indefinite length until their resignation or removal, and stand for re-election by shareholders only as and when required under the 1940 Act.
(2)	Only includes directorships held within the past 5 years in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or subject to the requirements of Section 15(d) of the Exchange Act, or any company registered as an investment company under the 1940 Act.
(3)	William (“Will”) R. Nasgovitz is considered to be an “interested person” (as defined in the 1940 Act) of Heartland Group, Inc. because of his position with Heartland Advisors, Inc.
(4)	William (“Will”) R. Nasgovitz is the son of William (“Bill”) J. Nasgovitz.

The following new paragraph replaces Mr. Bill Nasgovitz’s biography on page 45:

William (“Will”) R. Nasgovitz. Mr. Will Nasgovitz is the Chief Executive Officer of Heartland Advisors and the Chief Executive Officer and President of the Heartland Funds. He has served as a Portfolio Manager of the Select Value Fund since May 2006, the Mid Cap Value Fund since February 2015, and the Value Fund from February 2009 to April 2013, and again since May 2019. He also serves as Portfolio Manager for Heartland Advisors’ advisory clients. He previously served as a Research Analyst from 2004 to 2006 and a Research Associate from November 2003 to 2004. Prior to joining Heartland Advisors, Mr. Will Nasgovitz was a Senior Research Associate with Cambridge Associates from 2000 to 2002. Heartland believes Mr. Nasgovitz brings significant investment industry, portfolio management and business experience to the Board, as well as institutional knowledge about Heartland Advisors and the Funds.

The following information replaces the disclosure for William (“Bill”) J. Nasgovitz in the “Director Ownership of Fund Shares” table beginning on page 45:

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Heartland Funds Overseen by Dirctor

William (“Will”) R. Nasgovitz	Over $100,000 (Select Value) Over $100,000 (Mid Cap Value) Over $100,000 (Value Plus) Over $100,000 (Value)	Over $100,000

Change in Portfolio Management of the Heartland Select Value Fund

Effective January 1, 2020, Troy W. McGlone has joined the team of investment professionals that manages the Heartland Select Value Fund (the “Select Value Fund”). William (“Will”) R. Nasgovitz and Colin P. McWey will continue to manage the Select Value Fund with Mr. McGlone.

Change in Portfolio Management of the Heartland Value Fund

Effective January 1, 2020, William (“Bill”) J. Nasgovitz and Will Nasgovitz are the sole Portfolio Managers of the Heartland Value Fund (the “Value Fund”). Accordingly, all references to Eric J. Miller as Portfolio Manager of the Value Fund are hereby removed.

The information under the heading “Portfolio Managers” on page 47 is hereby deleted and replaced with the following information:

As described in the Prospectus, the portfolio managers of the Funds are as follows:

Select Value Fund	William (“Will”) R. Nasgovitz Colin P. McWey Troy W. McGlone

Mid Cap Value Fund	Colin P. McWey William (“Will”) R. Nasgovitz

Value Plus Fund	Bradford A. Evans Andrew J. Fleming

Value Fund	William (“Bill”) J. Nasgovitz William (“Will”) R. Nasgovitz

The following information is added following the “Portfolio Managers - Portfolio Manager Ownership of Fund Shares” table on pages 48-49:

Portfolio Manager Ownership of Fund Shares. The table below sets forth the dollar range of shares of each Fund owned, directly and indirectly, by Troy W. McGlone, as of November 30, 2019:

Name of Portfolio Manager	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in all Heartland Funds

Troy W. McGlone	$50,001-$100,000 (Select Value) $100,001-$500,000 (Mid Cap Value) $10,001-$50,000 (Value Plus) None (Value)	$100,001-$500,000

The following information is added following the “Portfolio Managers - Other Accounts Managed by Portfolio Managers” table on page 49:

Other Accounts Managed by Portfolio Managers. The following table sets forth the number of other accounts managed by Troy W. McGlone (excluding the Heartland Funds) within each of the following categories and the total assets (in thousands) in such accounts, as of November 30, 2019. None of the accounts managed by Mr. McGlone is charged an advisory fee based on the performance of the account.

Name	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Troy W. McGlone	None	None	88 totaling $132,419.05

This supplement should be retained with your SAI for future reference.

The date of this SAI Supplement is January 2, 2020.

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